EXHIBIT 10.3
                       Summary of Approved Changes to the
       Blue Cross and Blue Shield Controlled Affiliate License Agreements

    Action                Effective Date               Explanation

Replace the entire        N/A                 Amended Exhibit A confirms that
Exhibit A with the new                        Plans continue to file the Annual
Exhibit A.                                    Financial Forecast Report in the
                                              same format used during 2000
                                              and prior years.

Revised excerpt of Controlled Affiliate License Agreements, Controlled Affiliate License Standards:

Standard 6(I): Reports and Records

A Controlled Affiliate shall furnish to BCBSA on a timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between BCBSA and Controlled Affiliate. Such reports and records are the following:

             D. Quarterly Financial Report, Semi-annual "Managed Care Organizations Risk-Based Capital (MCO-RBC) Report" as defined by the NAIC, Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report, Annual Statement filed with State Insurance Department (with all attachments), Plan, Subsidiary and Affiliate Report; and

Standard 7(B):  Reports and Records

C. Annual Certified Audit Report, Annual Statement as filed with the State Insurance Department (with all attachments), Annual NAIC's Risk-Based Capital Worksheets for Property and Casualty Insurers, Annual Financial Forecast; and Quarterly Financial Report, Quarterly Estimated Risk-Based Capital for Property and Casualty Insurers, Insurance Department Examination Report.


    Action                Effective Date               Explanation

Replace page 6 with       N/A                 Amended Paragraph 7c reflects the
replacement page 6                            proper conforming changes to the
                                              discretionary termination
                                              (requiring a Board vote)
                                              provisions that were previously
                                              approved by the Regular Members.
                                              BCBSA staff previously distributed
                                              incorrect conforming changes to
                                              Plans
                                                The previously approved
                                                amendments to paragraph 7c
                                                provide more detailed
                                                requirements for a Controlled
                                                Affiliate to receive notice and
                                                an opportunity to be heard by
                                                the BCBSA Board before any
                                                discretionary license
                                                termination (requiring a vote
                                                of Plans) take place.  The
                                                discretionary termination
                                                provisions under 7c indicates
                                                that the BCBSA Board can
                                                terminate a controlled affiliate
                                                license upon an affirmative vote
                                                of a majority of Board members
                                                present and voting subject to
                                                providing notice to the
                                                controlled affiliate licensee
                                                and giving the licensee the
                                                opportunity to be heard by the
                                                BCBSA Board. The original
                                                conforming changes made and
                                                distributed by BCBSA staff
                                                related to this amendment
                                                indicated that a Controlled
                                                Affiliate would have the
                                                opportunity to be heard by the
                                                Member Plans, which is incorrect
                                                and inconsistent with these
                                                provisions.


 Revised excerpt of Controlled Affiliate License Agreements, Paragraph 7c:
 7.   License Term

 C. Notwithstanding any other provision of this Agreement, this license to use the Licensed Marks and Name may be forthwith terminated by the Plan or the affirmative vote of the majority of the Board of Directors of BCBSA present and voting at a special meeting expressly called by BCBSA for the purposes on ten (10) days written notice to the Plan advising of the specific matters at issue and granting the Plan an opportunity to be heard and to present its response to the Board for: (1) failure to comply with any applicable minimum capital or liquidity requirement under the quality control standards of this Agreement;